                                                                    EXHIBIT 99.1
                        MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-3

            INFORMATION REGARDING INITIAL AND ADDITIONAL CONTRACTS

Set forth below is information regarding the manufactured housing installment sales contracts and installment loan agreements transferred to the trust formed in September 2001, or substituted for some of these contracts, as permitted by the pooling and servicing agreement, on or before the date of this report. The information below relates to both the initial contracts described in the prospectus supplement dated August 27, 2001 and the additional contracts transferred to the trust on the closing date. There will be no subsequent contracts transferred to the trust after September 6, 2001. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the prospectus supplement dated August 27, 2001.

                Geographical Distribution of Contract Obligors

                                                Aggregate
                                            Principal Balance % of Contract Pool
                               Number of       Outstanding      by Outstanding
                            Contracts as of    as of Cut-     Principal Balance
State                        Cut-off Date       off Date      as of Cut-off Date
-----                       --------------- ----------------- ------------------
Alabama....................        958       $ 33,968,788.79          5.66%
Arizona....................        443         24,499,514.16          4.08
Arkansas...................        379         14,261,276.86          2.38
California.................        455         24,602,329.17          4.10
Colorado...................        276         12,077,961.25          2.01
Connecticut................          8            362,332.11          0.06
Delaware...................         62          2,206,610.84          0.37
Florida....................        783         40,068,521.23          6.68
Georgia....................        750         37,923,084.71          6.32
Idaho......................         44          2,015,104.42          0.34
Illinois...................        171          6,321,686.69          1.05
Indiana....................        303         13,031,504.02          2.17
Iowa.......................         79          2,209,233.42          0.37
Kansas.....................        125          4,313,809.49          0.72
Kentucky...................        332         12,596,458.89          2.10
Louisiana..................        319         11,842,195.29          1.97
Maine......................         67          3,483,028.00          0.58
Maryland...................         40          1,715,130.88          0.29
Massachusetts..............          3            228,197.60          0.04
Michigan...................        855         40,372,422.05          6.73
Minnesota..................        237          7,522,399.99          1.25
Mississippi................        394         13,826,411.06          2.30
Missouri...................        320         10,668,853.32          1.78
Montana....................         64          3,057,157.43          0.51
Nebraska...................         48          1,768,306.67          0.29
Nevada.....................         84          4,008,097.51          0.67
New Hampshire..............         51          2,374,060.90          0.40
New Jersey.................          5            339,684.57          0.06
New Mexico.................        305         13,729,006.00          2.29
New York...................        218         10,359,262.64          1.73
North Carolina.............        692         27,755,863.28          4.63
North Dakota...............         27            835,594.66          0.14
Ohio.......................        317         13,843,348.59          2.31
Oklahoma...................        407         16,490,581.30          2.75
Oregon.....................        127          6,723,568.48          1.12
Pennsylvania...............        304         11,983,450.89          2.00
Rhode Island...............          4            224,277.57          0.04
South Carolina.............        607         26,055,890.35          4.34
South Dakota...............         54          1,714,047.97          0.29
Tennessee..................        464         20,471,935.61          3.41
Texas......................      1,807         81,680,286.23         13.61
Utah.......................         28          1,199,310.52          0.20
Vermont....................         40          1,957,788.24          0.33
Virginia...................        200          8,652,865.80          1.44
Washington.................        191         13,467,192.47          2.24
West Virginia..............        172          5,870,572.52          0.98
Wisconsin..................         90          2,893,828.90          0.48
Wyoming....................         53          2,427,080.37          0.40
                                ------       ---------------        ------
  Total....................     13,762       $599,999,913.71        100.00%
                                ======       ===============        ======

                       Years of Origination of Contracts

                           Number of       Aggregate      % of Contract Pool by
                           Contracts   Principal Balance  Outstanding Principal
                             as of        Outstanding         Balance as of
Year of Origination       Cut-off Date as of Cut-off Date     Cut-off Date
-------------------       ------------ ------------------ ---------------------
1989.....................        1      $     50,527.15            0.01%
1990.....................        3            21,086.18               *
1991.....................        2            67,880.35            0.01
1994.....................        1           100,157.50            0.02
1995.....................        2            23,050.29               *
1996.....................        1            11,880.56               *
1998.....................        7           428,973.65            0.07
1999.....................       23         1,615,843.01            0.27
2000.....................       71         5,604,751.32            0.93
2001.....................   13,651       592,075,763.70           98.68
                            ------      ---------------          ------
   Total.................   13,762      $599,999,913.71          100.00%
                            ======      ===============          ======

--------
* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance of the initial contracts as of the cut-off date.

                   Distribution of Original Contract Amounts

                              Number of       Aggregate      % of Contract Pool by
                              Contracts   Principal Balance  Outstanding Principal
  Original Contract             as of        Outstanding         Balance as of
 Amount (in Dollars)         Cut-off Date as of Cut-off Date     Cut-off Date
-------------------          ------------ ------------------ ---------------------
   Less than $10,000.01.....      200      $  1,601,196.44            0.27%
   $10,000.01 to
    $20,000.00..............    1,439        22,337,735.14            3.73
   $20,000.01 to
    $30,000.00..............    2,827        71,858,192.81           11.98
   $30,000.01 to
    $40,000.00..............    2,797        97,110,152.13           16.19
   $40,000.01 to
    $50,000.00..............    2,172        96,984,215.03           16.16
   $50,000.01 to
    $60,000.00..............    1,590        86,819,685.31           14.47
   $60,000.01 to
    $70,000.00..............    1,030        66,534,377.07           11.09
   $70,000.01 to
    $80,000.00..............      598        44,677,476.14            7.45
   $80,000.01 to
    $90,000.00..............      405        34,151,184.98            5.69
   $90,000.01 to
    $100,000.00.............      263        24,906,264.93            4.15
   $100,000.01 to
    $110,000.00.............      150        15,721,625.14            2.62
   $110,000.01 to
    $120,000.00.............      121        13,887,784.58            2.31
   $120,000.01 to
    $130,000.00.............       82        10,215,757.26            1.70
   $130,000.01 to
    $140,000.00.............       38         5,129,742.93            0.85
   $140,000.01 to
    $150,000.00.............       26         3,769,907.08            0.63
   $150,000.01 to
    $160,000.00.............        8         1,234,243.34            0.21
   $160,000.01 to
    $170,000.00.............        3           484,359.06            0.08
   $170,000.01 to
    $180,000.00.............        7         1,211,097.23            0.20
   $190,000.01 to
    $200,000.00.............        2           393,040.27            0.07
   $220,000.01 to
    $230,000.00.............        2           451,677.54            0.08
   $230,000.01 to
    $240,000.00.............        1           232,165.44            0.04
   $240,000.01 to
    $250,000.00.............        1           248,033.86            0.04
                               ------      ---------------          ------
      Total.................   13,762      $599,999,913.71          100.00%
                               ======      ===============          ======

          Distribution of Original Loan-to-Value Ratios of Contracts

                                                Aggregate Principal    % of Contract Pool by
                           Number of Contracts  Balance Outstanding    Outstanding Principal
Loan-to-Value Ratio        as of Cut-off Date   as of Cut-off Date   Balance as of Cut-off Date
-------------------        -------------------  -------------------  --------------------------
 0.001% to  5.000%........            4          $    170,416.14               0.03%
 5.001% to 10.000%........            4               239,544.78               0.04
10.001% to 15.000%........            8               342,723.08               0.06
15.001% to 20.000%........            7               301,656.80               0.05
20.001% to 25.000%........           17               383,152.15               0.06
25.001% to 30.000%........           20               545,317.45               0.09
30.001% to 35.000%........           40             1,195,857.86               0.20
35.001% to 40.000%........           45             1,422,834.01               0.24
40.001% to 45.000%........           52             1,448,788.11               0.24
45.001% to 50.000%........           96             3,527,059.40               0.59
50.001% to 55.000%........          120             4,411,619.27               0.74
55.001% to 60.000%........          174             6,170,604.42               1.03
60.001% to 65.000%........          209             8,897,308.64               1.48
65.001% to 70.000%........          300            12,577,878.87               2.10
70.001% to 75.000%........          458            19,841,705.31               3.31
75.001% to 80.000%........        1,164            47,548,293.81               7.92
80.001% to 85.000%........          839            38,317,158.79               6.39
85.001% to 90.000%........        4,021           182,256,806.90              30.38
90.001% to 95.000%........        5,099           224,857,538.91              37.48
Greater than or equal to
  95.001%.................        1,085            45,543,649.01               7.59
                                 ------          ---------------             ------
   Total..................       13,762          $599,999,913.71             100.00%
                                 ======          ===============             ======

                                Contract Rates

                                             Aggregate Principal   % of Contract Pool by
Range of Contracts by    Number of Contracts Balance Outstanding   Outstanding Principal
Contract Rate            as of Cut-off Date  as of Cut-off Date  Balance as of Cut-off Date
---------------------    ------------------- ------------------- --------------------------
Less than 7.000%........            3          $    246,961.79               0.04%
7.000% to 7.999%........          226            18,449,525.39               3.07
8.000% to 8.999%........          655            48,404,472.04               8.07
9.000% to 9.999%........        1,546            86,321,142.49              14.39
10.000% to 10.999%......        1,586            89,786,427.35              14.96
11.000% to 11.999%......        1,613            76,410,202.10              12.74
12.000% to 12.999%......        1,590            66,861,867.50              11.14
13.000% to 13.999%......        1,532            58,553,944.91               9.76
14.000% to 14.999%......          992            38,251,661.89               6.38
15.000% to 15.999%......          911            31,161,271.87               5.19
16.000% to 16.999%......        1,021            32,022,109.20               5.34
17.000% to 17.999%......        1,236            34,504,302.49               5.75
18.000% to 18.999%......          800            18,234,330.85               3.04
19.000% to 19.999%......           47               753,487.51               0.13
20.000% to 20.999%......            3                28,826.33                  *
21.000% to 21.999%......            1                 9,380.00                  *
                               ------          ---------------             ------
   Total................       13,762          $599,999,913.71             100.00%
                               ======          ===============             ======

--------
* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance of the initial contracts as of the cut-off date.

                   Remaining Months to Maturity of Contracts

                                             Aggregate Principal   % of Contract Pool by
Months Remaining         Number of Contracts Balance Outstanding   Outstanding Principal
As of Cut-off Date       as of Cut-off Date  as of Cut-off Date  Balance as of Cut-off Date
------------------       ------------------- ------------------- --------------------------
Less than 31............            2          $      6,581.56                  *%
31 to 60................           91               930,939.91               0.16
61 to 90................          162             2,418,273.61               0.40
91 to 120...............          591             9,949,009.26               1.66
121 to 150..............          132             2,717,275.89               0.45
151 to 180..............        1,210            28,339,175.50               4.72
181 to 210..............            5               179,465.66               0.03
211 to 240..............        1,883            56,390,522.24               9.40
241 to 270..............            2                75,234.67               0.01
271 to 300..............        1,341            44,596,664.51               7.43
301 to 330..............            6               449,871.31               0.07
331 to 360..............        8,337           453,946,899.59              75.66
                               ------          ---------------             ------
   Total................       13,762          $599,999,913.71             100.00%
                               ======          ===============             ======

--------
* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance of the initial contracts as of the cut-off date.